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                                                               EXHIBIT 10.3.3.e

                               SECOND AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT


         THIS SECOND AMENDMENT (this "Amendment") is entered into as of February 11, 2000 between TELXON CORPORATION, a Delaware corporation ("Borrower"), and FOOTHILL CAPITAL CORPORATION, as Lender and as Agent for the Lenders.

         WHEREAS, Borrower, certain financial institutions from time to time a party thereto ("Lenders"), Foothill Capital Corporation, as agent for Lenders ("Agent") are parties to a Loan and Security Agreement dated as of August 26, 1999 (as previously amended, the "Loan Agreement");

         WHEREAS, Borrower, Lenders and Agent have agreed to amend Borrower's minimum required EBITDA for December 31, 1999 with a retroactive effect December 31, 1999;

         NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

         2. Amendments to Loan Agreement. Upon the receipt of executed reaffirmations in the form attached hereto, effective as of December 31, 1999,
Section 7.20(c) of the Loan Agreement is amended by deleting the amount "$4,030,000" set forth opposite the period ending December 31, 1999 and inserting "$(21,000,000)" in its place.

         3. Ratification. This Amendment, subject to satisfaction of the conditions provided in Section 4 below, shall constitute amendments to the Loan Agreement and all of the Loan Documents as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.

         4. Miscellaneous.

         (a) Warranties and Absence of Defaults. In order to induce Lenders to enter into this Amendment, Borrower hereby warrants to Lenders, as of the date hereof, that:

              (i) The warranties of Borrower contained in the Loan Agreement, as herein amended, are true and correct as of the date hereof as if made on the date hereof.

              (ii) All information, reports and other papers and data heretofore furnished to Agent and Lenders by Borrower in connection with this


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         Amendment, the Loan Agreement and the other Loan Documents are accurate and correct in all material respects and complete insofar as may be necessary to give Agent and Lenders true and accurate knowledge of the subject matter thereof. None of the information furnished to Agent or Lenders by or on behalf of Borrower contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained herein or therein not materially misleading.

              (iii) No Event of Default or event which, with giving of notice or the passage of time, or both would become an Event of Default, exists as of the date hereof.

         (b) Expenses. Borrower agrees to pay on demand all costs and expenses of Agent (including the reasonable fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, Borrower agrees to pay, and save Agent harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment or the Loan Agreement, as amended hereby, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 5(b) shall survive any termination of this Amendment and the Loan Agreement as amended hereby.

         (c) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

         (d) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

         (e) Reference to Loan Agreement. On and after the effectiveness of the amendment to the Loan Agreement accomplished hereby, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Loan Agreement in any Loan Documents, or other agreements, documents or other instruments executed and delivered pursuant to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

         (f) Successors. This Amendment shall be binding upon Borrower, Agent, Lenders and their respective successors and assigns, and shall inure to the benefit of Borrower, Agent, Lenders and their respective successors and assigns.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.


                                 TELXON CORPORATION


                                 By  /s/ Woody M. McGee
                                     ------------------------------------------
                                 Its Vice President and Chief Financial Officer
                                     ------------------------------------------



                                 FOOTHILL CAPITAL CORPORATION,
                                 as Lender and as Agent


                                 By  /s/ Peter Droof
                                     ------------------------------------------
                                 Its Vice President
                                     ------------------------------------------






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